                                                                 Exhibit (a)(3)


                         NOTICE OF GUARANTEED DELIVERY

                           MERIDIAN BIOSCIENCE, INC.

                               OFFER TO EXCHANGE
                5% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2013
             IN PRINCIPAL AMOUNT OF $16,000,000 FOR EQUAL AMOUNT OF
          OUTSTANDING 7% CONVERTIBLE SUBORDINATED DEBENTURES DUE 2006
                      PURSUANT TO THE OFFERING MEMORANDUM
                            DATED NOVEMBER 12, 2003

       THE EXCHANGE OFFER WILL EXPIRE AT 12:00 MIDNIGHT, EASTERN TIME, ON
           DECEMBER 11, 2003, UNLESS EXTENDED OR EARLIER TERMINATED.

     This form or one substantially equivalent hereto must be used to accept the Exchange Offer of Meridian Bioscience, Inc. ("Meridian") made pursuant to the Offering Memorandum, dated November 12, 2003 (the "Offering Memorandum"), and the enclosed Letter of Transmittal (the "Letter of Transmittal") if certificates for Existing Debentures are not immediately available, the procedure for book-entry transfer cannot be completed on a timely basis, or time will not permit all required documents to reach the Exchange Agent prior to the expiration date of the Exchange Offer. Such form may be delivered or transmitted by facsimile transmission, mail or hand delivery to the Exchange Agent as set forth below. Capitalized terms not defined herein are defined in the Offering Memorandum or the Letter of Transmittal.

                 The Exchange Agent for the Exchange Offer is:

                       LaSalle Bank, National Association

                               Personal Delivery:
                      135 South LaSalle Street, Suite 1811
                               Chicago, IL 60603
                       Attention: Corp. Trust Operations

                      Confirm by Telephone: (312) 904-2450
                           Toll-free: (800) 246-5761

     Delivery of this Notice of Guaranteed Delivery to an address or facsimile number other than as set forth above will not constitute a valid delivery.

     This Notice of Guaranteed Delivery is not to be used to guarantee signatures. If a signature on a Letter of Transmittal is required to be guaranteed by an "eligible guarantor institution" under the instructions thereto, such signature guarantee must appear in the applicable space provided in the signature box in the Letter of Transmittal.

Ladies and Gentlemen:

     Upon the terms and conditions set forth in the Offering Memorandum and the accompanying Letter of Transmittal, the undersigned hereby tenders to Meridian the principal amount of Existing Debentures set forth below, pursuant to the guaranteed delivery procedures described in the section of the Offering Memorandum entitled "The Exchange Offer -- Guaranteed Delivery Procedures."

     The undersigned understands that tenders of Existing Debentures pursuant to the Exchange Offer may not be withdrawn after the expiration date of the Exchange Offer, except in the limited circumstances described in the Offering Memorandum. Tenders of Existing Debentures may be withdrawn only as provided in the Offering Memorandum.

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned, and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

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Principal Amount of Existing Debentures Tendered:    If Existing Debentures will be delivered by
                                                     book-entry transfer, provide account number at
                                                     The Depository
$                                                    Trust Company: Account Number:
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

                                PLEASE SIGN HERE

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Signature(s) of Owner(s) or Authorized Signatory

Date:
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Area Code and Telephone Number:
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     Must be signed by the holder(s) of Existing Debentures as the name(s) of such holder(s) appear(s) on the certificate(s) for the Existing Debentures or on a security position listing, or by person(s) authorized to become registered holder(s) by endorsement and documents transmitted with this Notice of Guaranteed Delivery. If any signature is by a trustee, executor, administrator, guardian, attorney-in-fact, officer of a corporation or other person acting in a fiduciary or representative capacity, such person must set forth his or her full title below and furnish evidence of his or her authority as provided in the Letter of Transmittal.

                      PLEASE PRINT NAME(S) AND ADDRESS(ES)

Name(s):
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Capacity:
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Address(es):
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                                       -3-

                                   GUARANTEE
                   (Not to be used for signature guarantees)

     The undersigned, an "eligible guarantor institution" as defined in the Letter of Transmittal, hereby: (a) represents that each holder of Existing Debentures on whose behalf this tender is being made "owns" the Existing Debentures covered hereby within the meaning of Rule 14e-4 under the Securities Exchange Act of 1934, as amended; (b) represents that such tender of Existing Debentures complies with such Rule 14e-4; and (c) guarantees that, within three NYSE trading days from the date of this Notice of Guaranteed Delivery, a properly completed and duly executed Letter of Transmittal (or a facsimile thereof), together with certificates representing the Existing Debentures covered hereby, in proper form for transfer (or confirmation of the book-entry transfer of such Existing Debentures into the Exchange Agent's account at The Depository Trust Company, pursuant to the procedure for book-entry transfer set forth in the Offering Memorandum), and all required documents will be deposited by the undersigned with the Exchange Agent.

     The undersigned acknowledges that it must deliver the Letter of Transmittal and Existing Debentures tendered hereby to the Exchange Agent within the time period set forth above and that failure to do so could result in financial loss to the undersigned.

Name of Firm:
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Authorized Signature:
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Name:
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Title:
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                                 (please print)

Address:
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                               (include zip code)

Area Code and Telephone Number:
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Dated:
--------------------------------------------- , 2003

                                       -4-